Other Non-Current Assets	12 Months Ended
Dec. 31, 2017
Other Assets, Noncurrent [Abstract]
Other Non-Current Assets
OTHER NON-CURRENT ASSETS

As of December 31, 2017 and 2016, other non-current assets, net consisted of the following (in millions):

	December 31,
	2017	2016
Advances made under EPC and non-EPC contracts	$26	$69
Advances made to municipalities for water system enhancements	97	99
Advances and other asset conveyances to third parties to support LNG terminals	48	53
Tax-related payments and receivables	29	31
Equity method investments	64	10
Other	24	40
Total other non-current assets, net	$288	$302

Equity Method Investments

As of December 31, 2016, our equity method investments consisted of interests in privately-held companies. During the second quarter of 2017, we acquired an equity interest in Midship Holdings, LLC (“Midship Holdings”), which manages the business and affairs of Midship Pipeline Company, LLC (“Midship Pipeline”). Midship Pipeline is pursuing the development, construction, operation and maintenance of an approximately 230-mile natural gas pipeline project (the “Midship Project”) that connects new production in the Anadarko Basin to Gulf Coast markets. Midship Holdings entered into agreements with investment funds managed by EIG Global Energy Partners (“EIG”) under which EIG-managed funds committed to make an investment of up to $500 million (the “EIG Investment”) in the Midship Project, subject to the terms and conditions contained in the applicable agreements. The EIG Investment, when combined with equity contributed by us, is intended to ensure the Midship Project has the equity funding expected to be required to develop and construct the project. Midship Holdings requires acceptable financing arrangements and regulatory and other approvals before construction of the proposed Midship Project commences.

We have determined that Midship Holdings is a variable interest entity (“VIE”) because it is thinly capitalized at formation such that the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support. We do not consolidate Midship Holdings because we do not have power to direct the activities that most significantly impact its economic performance. We continually monitor both consolidated and unconsolidated VIEs to determine if any events have occurred that could cause a change in our identification of a VIE or determination of the primary beneficiary to a VIE. We account for our investment in Midship Holdings under the equity method as we have the ability to exercise significant influence over the operating and financial policies of Midship Holdings through our non-controlling voting rights on its board of managers. Our investment in Midship Holdings at December 31, 2017 was $55 million. Obligations to make additional investments in Midship Holdings are not significant and we have not provided financial support to Midship Holdings beyond amounts contractually required.

Cheniere LNG O&M Services, LLC (“O&M Services”), our wholly owned subsidiary, provides the development, construction, operation and maintenance services associated with the Midship Project pursuant to agreements in which O&M Services receives an agreed upon fee and reimbursement of costs incurred. O&M Services recorded $3 million of income in other—related party during the year ended December 31, 2017 and $2 million of accounts receivable—related party as of December 31, 2017 for services provided to Midship Pipeline under these agreements. CCL has entered into transportation precedent agreements with Midship Pipeline to secure firm pipeline transportation capacity for a period of 10 years following commencement of the Midship Project.